[FUNDTECH LOGO]


        CONTACT: Fundtech Ltd.

        Yoram Bibring, 201/946-1100
        yoramb@fundtech.com
        or
        CMG International
        Claudia Gatlin, 212/830-9080
        cmginternational@msn.com



           FUNDTECH REPORTS FOURTH QUARTER AND FULL YEAR 2001 RESULTS

JERSEY CITY, N.J. -- February 11, 2002--Fundtech Ltd. (Nasdaq: FNDT), a leading provider of global payments and cash management solutions, today announced its financial results for the fourth quarter and full year ended December 31, 2001.

Revenue for the fourth quarter was $9.3 million, 12% lower than the third quarter, and down 23% from the fourth quarter of 2000.

Excluding the effect of amortization of intangibles, non-recurring expenses and other charges, the pro-forma fourth quarter net loss was $4.3 million, or $0.30 per share, compared with pro-forma net income of $0.5 million, or $0.03 per share in the fourth quarter of 2000. Other charges for 2001 included provision for doubtful accounts of $2.6 million and, impairment and realized losses of marketable securities of $1.8 million.

On a GAAP basis, net loss for the fourth quarter was $9.6 million, or $0.67 per share, compared with a loss of $130,000, or $0.01 per share in the same period in 2000.

"We are continuing to feel the impact of delayed purchasing decisions by our customers and aggressive pricing by our competitors," said Reuven Ben Menachem, Chairman and CEO of Fundtech. "Despite these near term challenges, we are continuing to develop and implement our next generation products, strengthening our leadership position in the global payments market."

Fourth quarter highlights:

Expanded our business with our existing customers, including additional functionality and new licenses to accommodate additional seats and transaction volume;

Closed 24 new deals and added 5 new bank customers: 3 in the U.S. and 2 internationally, and

Signed 2 additional PAYplus for CLS contracts, bringing our total signed PAYplus for CLS contracts to 17.

Revenue for the year 2001 was $44.2 million, 7% lower than 2000 revenues which amounted to $47.3 million.

Excluding the effect of amortization of intangibles, non-recurring expenses and other charges, the pro forma 2001 net loss was $11.2 million, or $0.79 per share, compared with pro forma net income of $5.4 million, or $0.36 per share in 2000. Other charges included provision for doubtful accounts of $6.0 million for 2001 versus $0.5 million for 2000 and, impairment and realized losses of marketable securities of $7.8 million for 2001.

On a GAAP basis, net loss for 2001 was $31.6 million, or $2.22 per share, compared with net income of $2.4 million or $0.16 per share in 2000.

About Fundtech

Fundtech (www.fundtech.com) is a leading provider of global payments and cash management solutions by enabling businesses through their banks to electronically manage cash, process payments and transfer funds. The Company's client-server and Internet software products and services automate the process of transferring funds among corporations, banks and clearance systems and enable businesses to manage global cash positions efficiently and in real-time. Its solutions have been sold to more than 700 financial institutions around the globe.

Forward Looking Statements:

Statements included in this Release may contain forward-looking statements. Such forward-looking statements are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may relate, but are not limited, to projections of revenues, income or loss, capital expenditures, plans for growth and future operations, competition and regulation as well as assumptions relating to the foregoing. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted or quantified. When used in this Release, the words, "estimates," "expects," "anticipates," "believes," "plans," "intends," and variations of such words and similar expressions are intended to identify forward-looking statements that involve risks and uncertainties. Future events and actual results could differ materially from those set forth in, contemplated by or underlying the forward-looking statements. The factors that could cause actual results to differ materially from those discussed or identified from time to time in Fundtech's public filings, including general economic and market conditions, changes in regulations and taxes and changes in competition in pricing environment. Undo reliance should not be placed on these forward-looking statements, which are applicable only as of the date hereof. Fundtech undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this Release or to reflect the occurrence of unanticipated events. PAYplus CLS is a trademark of the Fundtech Corporation. All other trademarks and service marks are properties of their respective owners.

                       FUNDTECH LTD. AND ITS SUBSIDIARIES
                      Condensed Consolidated Balance Sheets
                                 (In Thousands)


                                                    December 31,    December 31,
                                                        2001            2000
                                                    -----------     ------------
ASSETS

Current assets:
Cash & cash equivalents                              $  39,923       $  18,116
Short-term bank deposit                                     --           3,132
Marketable securities                                    5,462          42,067
Trade receivables, net                                  18,217          24,375
Other current assets                                     1,406           2,719
                                                     ---------       ---------
Total current assets                                    65,008          90,409

Long term trade receivables                              2,679           3,673
Long term lease deposits                                   607             476
Property and equipment, net                              9,276          11,038
Other assets, net                                       24,073          20,933
                                                     ---------       ---------
Total assets                                         $ 101,643       $ 126,529
                                                     =========       =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Trade payables                                       $   2,254       $   3,090
Accrued non-recurring expenses                             634              --
Deferred revenues and accrued expenses                   6,914           3,479
                                                     ---------       ---------
Total current liabilities                                9,802           6,569

Other liabilities                                          621             246
                                                     ---------       ---------
Total liabilities                                       10,423           6,815
                                                     ---------       ---------
Shareholders' equity:
Share capital                                               43              42
Additional paid-in capital                             139,708         139,420
Accumulated other comprehensive loss                    (1,140)         (3,951)
Deferred stock compensation                                 --             (32)
Accumulated deficit                                    (47,391)        (15,765)
                                                     ---------       ---------
Total shareholders' equity                              91,220         119,714
                                                     ---------       ---------
Total liabilities and shareholders' equity           $ 101,643       $ 126,529
                                                     =========       =========

                       FUNDTECH LTD. AND ITS SUBSIDIARIES

                 Condensed Consolidated Statements of Operations
                 (In Thousands, Except Share and Per Share Data)

                                                                      Three Months Ended                  Year Ended
                                                                         December 31,                    December 31,
                                                                    2001              2000            2001              2000
                                                                    ----              ----            ----              ----
Revenues:

 Software license fees                                       $      2,424      $      7,375      $     17,067      $     28,492
 Maintenance and services fees                                      6,351             4,431            26,248            17,351
 Hardware sales                                                       553               291               842             1,437
                                                             ------------      ------------      ------------      ------------
  Total Revenues                                                    9,328            12,097            44,157            47,280

Cost of revenues:
 Software licenses costs                                               72               107               896               252
 Maintenance and services costs                                     3,916             3,588            18,316            12,292
 Hardware costs                                                       455               218               686             1,131
                                                             ------------      ------------      ------------      ------------
  Total cost of revenues                                            4,443             3,913            19,898            13,675
                                                             ------------      ------------      ------------      ------------

  Gross profit                                                      4,885             8,184            24,259            33,605
                                                             ------------      ------------      ------------      ------------
Operating expenses:
 Software development                                               4,759             4,585            19,185            17,747
 Selling and marketing, net                                         2,241             2,395            10,325             9,637
 General and administrative                                         2,373             1,873             9,262             6,389
 Amortization of acquisition-related
  goodwill and other intangible assets                                640               631             2,525             2,462
 Provision for doubtful accounts                                    2,556                --             5,966               535
 Non-recurring expenses                                               319                --             4,073                --
                                                             ------------      ------------      ------------      ------------
  Total operating expenses                                         12,888             9,484            51,336            36,770
                                                             ------------      ------------      ------------      ------------

Operating loss                                                     (8,003)           (1,300)          (27,077)           (3,165)

 Impairment and realized losses on marketable securities           (1,795)               --            (7,826)               --
 Financial income, net                                                204             1,170             3,343             5,542
                                                             ------------      ------------      ------------      ------------
  Net income (loss)                                          $     (9,594)      $      (130)     $    (31,560)     $      2,377
                                                             ============      ============      ============      ============

Net income (loss) per share:
 Net income (loss) used in computing
  income per share                                           $     (9,594)      $      (130)     $    (31,560)     $      2,377
 Basic income (loss) per share                               $      (0.67)      $     (0.01)     $      (2.22)     $       0.17
 Diluted income (loss) per share                             $      (0.67)      $     (0.01)     $      (2.22)     $       0.16

Shares used in computing :
 Basic income (loss) per share                                 14,263,739        14,096,298        14,218,388        14,096,298
 Diluted income (loss) per share                               14,263,739        14,553,974        14,218,388        14,776,615


                       FUNDTECH LTD. AND ITS SUBSIDIARIES
               Pro Forma Consolidated Statements of Operations [A]
                (In Thousands, Except Share and Per Share Data)


                                                 Three Months Ended                     Year Ended
                                                    December 31,                       December 31,
                                              2001              2000              2001                2000
                                           ------------      ------------      ------------      ------------
Revenues:

 Software license fees                      $      2,424      $      7,375      $     17,067      $     28,492
 Maintenance and services fees                     6,351             4,431            26,248            17,351
 Hardware sales                                      553               291               842             1,437
                                            ------------      ------------      ------------      ------------
  Total Revenues                                   9,328            12,097            44,157            47,280
                                            ------------      ------------      ------------      ------------
Cost of revenues:
 Software licenses costs                              72               107               896               252
 Maintenance and services costs                    3,916             3,588            18,316            12,292
 Hardware costs                                      455               218               686             1,131
                                            ------------      ------------      ------------      ------------
  Total cost of revenues                           4,443             3,913            19,898            13,675
                                            ------------      ------------      ------------      ------------

   Gross profit                                    4,885             8,184            24,259            33,605
                                            ------------      ------------      ------------      ------------
Operating expenses:
 Software development                              4,759             4,585            19,185            17,747
 Selling and marketing, net                        2,241             2,395            10,325             9,637
 General and administrative                        2,373             1,873             9,262             6,389
                                            ------------      ------------      ------------      ------------
  Total operating expenses                         9,373             8,853            38,772            33,773
                                            ------------      ------------      ------------      ------------

Operating loss                                    (4,488)             (669)          (14,513)             (168)
                                            ------------      ------------      ------------      ------------

 Financial income, net                               204             1,170             3,343             5,542
                                            ------------      ------------      ------------      ------------
  Net income (loss)                         $     (4,284)     $        501      $    (11,170)     $      5,374
                                            ============      ============      ============      ============

Pro Forma net income (loss) per share:
 Net income (loss) used in computing
  income per share                          $     (4,284)     $        501      $    (11,170)     $      5,374
 Basic income (loss) per share              $      (0.30)     $       0.04      $      (0.79)     $       0.38
 Diluted income (loss) per share            $      (0.30)     $       0.03      $      (0.79)     $       0.36

Shares used in computing :
 Basic income (loss) per share                14,263,739        14,096,298         14,218,388       14,096,298
 Diluted income (loss) per share              14,263,739        14,553,974         14,218,388       14,776,615


Note: Certain prior period amounts have been reclassified to conform to current year presentation.

[A] The above presentation of Pro Forma net income per share has been adjusted to exclude the effects of "Amortization of acquisition-related goodwill and other intangible assets" and "Provision for doubtful accounts" in 2000 and 2001 and "Non-recurring expenses"; and "Impairment and realized losses of marketable securities" in 2001. These pro forma financial statements are not presented under GAAP.